January 27, 2006

Supplement

SUPPLEMENT DATED JANUARY 27, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
CLASS X and CLASS Y
Dated April 29, 2005

With respect to the Flexible Income Portfolio, the following information is hereby added in the section of the Statement of Additional Information titled ‘‘V. Investment Advisory and Other Services—G. Fund Management—Other Accounts Managed by the Portfolio Managers’’:

With respect to the Flexible Income Portfolio as of December 31,  2005:

David Horowitz managed 23 mutual funds with a total of approximately $22.5 billion in assets; one pooled investment vehicles other than mutual funds with a total of approximately $23.8 billion in assets and 35 other accounts with a total of approximately $5.8 billion in assets of which two accounts with a total of approximately $425.1 million in assets had performance based fees.

With respect to the Flexible Income Portfolio, the following information is hereby added in the section of the Statement of Additional Information titled ‘‘V. Investment Advisory and Other Services—G. Fund Management—Securities Ownership of Portfolio Managers’’:

With respect to the Flexible Income Portfolio as of December 31,  2005:

David Horowitz: None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.